EXHIBIT 99.3

SECURITIES EXCHANGE AGREEMENT

           THIS SECURITIES EXCHANGE AGREEMENT, dated as of June ___, 2008 (this “Agreement”), is entered into by and between nFinanSe Inc., a Nevada corporation (the “Company”), and _______________________ (the “Securityholder”).

RECITALS

           WHEREAS, the Securityholder purchased __________ shares (the “Original Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”), and a warrant to purchase up to __________ shares of Common Stock at an exercise price of $3.25 per share (the “Original Warrant” and, together with the Original Shares, the “Original Securities”) pursuant to that certain Securities Purchase Agreement, dated as of ____________ ___, 2008, by and between the Company and the Securityholder (the “Original Purchase Agreement”);

           WHEREAS, pursuant to Section 8 of the Original Purchase Agreement, the Securityholder desires to exchange the Original Shares for:

•
pursuant to the provisions of Section 1.2 below, (i) __________ shares of Common Stock or (ii) ________ shares of Series C Convertible Preferred Stock, $0.001 par value per share (“Series C Stock,” the rights and preferences of which are as provided in that certain Certificate of Designations, Rights and Preferences attached hereto as Exhibit A) (collectively, the “Exchange Shares”), and the Original Warrant for

•	a warrant to purchase up to __________ shares of Common Stock at an exercise price of $2.30 per share (the “Exchange Warrant” and, together with the Exchange Shares, the “Exchange Securities”);

           WHEREAS, this Agreement is one of a series of securities exchange agreements (the “Security Exchange Agreements”) by which all of the Original Shares and Original Warrants purchased between March 21, 2008 and May 16, 2008 are being exchanged for an aggregate of 1,400,000 Exchange Shares and Exchange Warrants to purchase up to 700,000 shares of Common Stock; and

    WHEREAS, simultaneously with the execution of and consummation of those transactions contemplated by the Securities Exchange Agreements, the Company has entered into a series of securities purchase agreements (the “Securities Purchase Agreements”), pursuant to which the Company will sell and issue up to (i) 1,600,000 shares of Common Stock, (ii) 4,100,000 shares of Series C Stock, and (iii) warrants to purchase 2,850,000 shares of Common Stock at an exercise price of $2.30 per share.

           NOW, THEREFORE, in consideration of the premises, and of mutual covenants contained herein and the mutual benefits to be derived therefrom, the Securityholder and the Company agree as follows:

SECTION 1

EXCHANGE

           1.1           Exchange.  Each of the Company and the Securityholder hereby agree to exchange the Original Shares for the Exchange Shares and the Original Warrant for the Exchange Warrant (the “Exchange”) and to take all actions necessary to consummate the Exchange.

           1.2           Exchange Shares.  In the event that the Securityholder (together with its affiliates) would, as a result of the Exchange, beneficially own in excess of 750,000 shares of Common Stock (the “Common Stock Limitation Amount”), then any Exchange Shares issued pursuant to this Agreement in excess of the Common Stock Limitation Amount shall be shares of Series C Stock (the “Exchange Preferred Shares”).

           1.3.           Cancellation and Issuance.  Upon execution of this Agreement by the parties, the Exchange shall be effective, the certificates representing the Original Shares and the Original Warrant will be deemed cancelled and the Exchange Shares and the Exchange Warrant shall be deemed issued.  The Company shall execute and deliver to the Securityholder certificates representing the Exchange Shares (or certificates representing such additional shares of Common Stock that would constitute the Exchange Shares) and an executed copy of the Exchange Warrant.

           1.4.           Closing.  The closing (the “Closing”) of the Exchange shall occur upon execution of this Agreement (the “Closing Date”).

SECTION 2

REPRESENTATIONS AND WARRANTIES BY THE COMPANY

           The Company represents and warrants to the Securityholder that:

           2.1           Organization, Good Standing.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

           2.2           Valid Issuance.  Upon issuance and delivery in the manner herein described, the Exchange Shares will be duly authorized, validly issued, fully paid and non-assessable.  All shares of Common Stock which may be issued upon the conversion of the Exchange Preferred Shares (the “Preferred Conversion Shares”), if any, and the exercise of the Exchange Warrant (collectively with the Preferred Conversion Shares and as converted or exercised, the “Conversion Shares”), upon issuance in accordance with the respective terms of the Exchange Preferred Shares and the Exchange Warrant, will be duly authorized, validly issued, fully paid and non-assessable.

           2.3           Authorized Shares.  The Company shall take all such action as may be required to ensure that the Company shall at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the (i) conversion of the Exchange Preferred Shares, if any, into shares of Common Stock, and (ii) the exercise of the Exchange Warrant for shares of Common Stock.

           2.4           Authority Relative to this Agreement.  The execution, delivery and performance of, and compliance with, this Agreement, the issuance of the Exchange Securities in exchange for the Original Securities and the issuance of the Conversion Shares have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement and the Exchange Warrants are valid and binding agreements of the Company and are enforceable in accordance with their terms.

EX 99.3 - Page 2

SECTION 3

REPRESENTATIONS AND WARRANTIES BY THE SECURITYHOLDER

           The Securityholder hereby represents and warrants to the Company that:

           3.1           Authority Relative to this Agreement.  The execution, delivery and performance of, and compliance with, this Agreement by the Securityholder and the terms of the Exchange have been duly authorized by all necessary action on the part of the Securityholder, and this Agreement is a valid and binding agreement of the Securityholder, enforceable in accordance with its terms.

           3.2           Investment Intent.  The Exchange Securities and any Conversion Shares are being acquired for the Securityholder’s own respective account and not with the view to, or for resale in connection with, any distribution other than resales made in compliance with the Securities Act of 1933, as amended (the “Securities Act”).  The Securityholder understands and agrees that the Exchange Securities and any Conversion Shares are being offered and will be sold in transactions in compliance with or exempt from the registration requirements of the Securities Act and, as a result, such Exchange Securities and any Conversion Shares may only be transferred if such securities are registered under the Securities Act or if the transfer is exempt from registration.

           3.3           Ownership.  The Securityholder owns the Original Securities free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, conditional sales contract, transfer restriction, right of first refusal, voting trust agreement, preemptive right, or other adverse claim, defect of title, limitation or restriction of any type or nature whatsoever.

           3.4           Investment Experience and Qualification as an Investor.

                      (a)           The Securityholder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

                      (b)           The Securityholder is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission (the “SEC”).

           3.5           Speculative Nature of Investment.  Without intending to limit any of the warranties of the Company set forth herein in any manner, the Securityholder acknowledges that its investment in the Company is highly speculative and entails a substantial degree of risk and the Securityholder is in a position to lose the entire amount of such investment.

           3.6           Access to Data.  The Securityholder has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management.

           3.7           Access to Counsel.  The Securityholder has had full opportunity to seek the advice of independent counsel respecting the Exchange and the tax risks and implications thereof.

           3.8           Legends.  The Securityholder acknowledges and agrees that, subject to the provisions of Section 4 below:

                      (a)           the certificates and documents representing the Exchange Securities and any Conversion Shares shall have the following (or substantially equivalent) legend on the face or reverse side thereof:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE.  THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR DISPOSITION MAY BE AFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT.

EX 99.3 - Page 3

Any stock certificate or document issued at any time in exchange or substitution for any certificate or document bearing such legend shall also bear such (or substantially equivalent) legend unless, in the opinion of counsel for the Company, the securities represented thereby need no longer be subject to restrictions pursuant to the Securities Act or applicable state securities laws; and

SECTION 4

REGISTRATION RIGHTS

           4.1           Registration of the Conversion Shares; Compliance with the Securities Act.

                      The Company shall:

                      (a)           upon request from the Securityholder and subject to receipt of necessary information from the Securityholder after prompt request from the Company to the Securityholder to provide such information, prepare and file with the SEC, within 90 days of such request, a registration statement on such form that is then available to the Company (the “Registration Statement”) to enable the resale of the Exchange Shares and the Conversion Shares (collectively, “Registrable Shares”) by the Securityholder from time to time on the OTC Bulletin Board or in privately-negotiated transactions or through the facilities of any securities exchange or securities trading platform through which the Common Stock is traded, quoted or otherwise included for offer or sale;

                      (b)           use its commercially reasonable efforts, subject to receipt of necessary information from the Securityholder after prompt request from the Company to the Securityholder to provide such information, to cause the Registration Statement to become effective;

                      (c)           use its commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period not exceeding, the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Securityholder may sell all of its Registrable Shares without restriction by the volume limitations of Rule 144(e) of the Securities Act, or (iii) such time as all of its Registrable Shares have been sold pursuant to a registration statement;

                      (d)           furnish (which may be furnished electronically) to the Securityholder with respect to Registrable Shares registered under the Registration Statement such number of copies of the Registration Statement, prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Securityholder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Securityholder; provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to the Securityholder shall be subject to the receipt by the Company of reasonable assurances from the Securityholder that the Securityholder will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses;

                      (e)           file documents required of the Company for normal blue sky clearance in states specified in writing by the Securityholder and use its commercially reasonable efforts to maintain such blue sky qualifications during the period the Company is required to maintain the effectiveness of the Registration Statement pursuant to Section 4.1(c); provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                      (f)           bear all expenses in connection with the procedures in paragraph (a) through (e) of this Section 4.1 and the registration of the Registrable Shares pursuant to the Registration Statement except with respect to any legal or attorney fees incurred by any of the Securityholders in connection with the Registration Statement and any amendments thereto, the Company shall be required to bear the fees and expenses of only one such legal counsel for all of the Securityholders and the amount of the fees and expenses for which the Company is responsible shall not exceed $10,000; and

                      (g)           advise the Securityholder (which advisement may occur electronically), promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

           4.2           Other Registration Statements.  The Securityholder acknowledges that the Company may include on the Registration Statement; shares of common stock of the Company for resale by certain other stockholders of the Company, and that the Company may file a subsequent registration statement for the resale of shares of common stock by certain other stockholder of the Company.  Until such time as the Company has included the Securityholder’s Registrable Securities in a Registration Statement, if the Company determines to file a subsequent registration statement under the Securities Act, in each such instance, the Company shall give the Securityholder notice of its plans to file such registration statement no less than 5 days and no more than 60 days prior to the filing thereof, shall afford the Securityholder the opportunity to have any of its Registrable Securities registered for resale pursuant to such registration statement and, upon the request of the Securityholder by notice to the Company, shall include in such registration statement such of the Securityholder’s Registrable Securities as the Securityholder so requests be so included therein.  For purposes of this Agreement, the all references to the term “Registration Statement” shall include each of such registration statements which purport to register Registrable Securities of the Securityholder.

EX 99.3 - Page 4

SECTION 5

TRANSFER OF SHARES

           5.1           Transfer After Registration; Suspension.

                      (a)           The Securityholder agrees that it will not effect any disposition of the Registrable Shares or its right to purchase the Registrable Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 4.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Securityholder or its plan of distribution.

                      (b)           Except in the event that paragraph (c) below applies, the Company shall (i) if deemed necessary by the Company, use commercially reasonable efforts to prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Shares being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Securityholder (which may occur electronically) upon its request copies of any documents filed pursuant to Section 5.1(b)(i); and (iii) inform each Securityholder that the Company has complied with its obligations in Section 5.1(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Securityholder to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Securityholder when the amendment has become effective).

                      (c)           Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing (which may be delivered electronically) to the Securityholder (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Securityholder will refrain from selling any Registrable Shares pursuant to the Registration Statement (a “Suspension”) until the Securityholder’s receipt of copies of a supplemented or amended prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus.  In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to the Securityholder.

                      (d)           Provided that a Suspension is not then in effect, the Securityholder may sell Registrable Shares under the Registration Statement, provided that it arranges for delivery of a current prospectus to the transferee of such Registrable Shares to the extent required by the Securities Act and the rules and regulations thereunder.

                      (f)           In the event of a sale of Registrable Shares by the Securityholder pursuant to the Registration Statement, the Securityholder must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit B, and its stock certificate, so that the Registrable Shares may be properly transferred.

EX 99.3 - Page 5

SECTION 6

INDEMNIFICATION

           6.1           Definitions.

                      For the purpose of this Section 6:

                      (a)           the term “Selling Stockholder” shall include the Securityholder and any affiliate of such Securityholder;

                      (b)           the term “Registration Statement” shall include the prospectus in the form first filed with the SEC pursuant to Rule 424(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, and any exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 4.1; and

                      (c)           the term “untrue statement” shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

           6.2           Indemnification.

                      (a)           The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any failure by the Company to comply with the covenants and agreements contained in this Agreement, or (ii) any untrue statement of a material fact contained in the Registration Statement as amended at the time of effectiveness or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Selling Stockholder for any reasonable and documented legal expenses and any other actual, accountable out-of-pocket documented expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in this Agreement.  The Company shall reimburse each Selling Stockholder for the amounts provided for herein within a reasonable period of time after demand thereof.

                      (b)           The Securityholder agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure by the Securityholder to comply with the covenants and agreements contained in this Agreement, or (ii) any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Securityholder specifically for use in preparation of the Registration Statement, and the Securityholder will reimburse the Company (or such officer, director or controlling person), as the case may be, for any reasonable and documented legal expenses or other actual, accountable out-of-pocket documented expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

EX 99.3 - Page 6

                      (c)           Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 6 (except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action) or from any liability otherwise than under this Section 6.  Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof.  After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties.  In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld.  No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                      (d)           If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and each of the Securityholders on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Securityholder or other Selling Stockholder on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement.  The Company and the Securityholder agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Securityholder and other Selling Stockholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), the Securityholder shall not be required to contribute any amount in excess of the amount by which the net amount received by the Securityholder from the sale of the Registrable Shares to which such loss relates exceeds the amount of any damages which such Securityholder has otherwise been required to pay by reason of such untrue statement.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Securityholder’s obligations in this subsection to contribute shall be in proportion to its sale of Registrable Shares to which such loss relates and shall not be joint with any other Selling Stockholders.

                      (e)           The Securityholder hereby acknowledges that it is a sophisticated business person who was represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 6.2, and is fully informed regarding said provisions.  The Securityholder further acknowledges that the provisions of this Section 6.2 fairly allocate the risks involved in the Offering.  The Securityholder and the Company are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 6.2, and the Securityholder and the Company hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 6.2 and further agree not to attempt to assert any such defense.

           6.3           Termination of Conditions and Obligations.  The conditions precedent imposed by Section 4 or Section 5 upon the transferability of the Registrable Shares shall cease and terminate as to any particular number of the Registrable Shares when such Registrable Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Shares covering such Registrable Shares or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

           6.4           Information Available.  So long as the Registration Statement is effective covering the resale of Registrable Shares owned by the Securityholder, the Company will furnish to the Securityholder:

                      (a)           as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) its Annual Report on Form 10-K and (iii) its Quarterly Reports on Form 10-Q (the foregoing, in each case, excluding exhibits);

EX 99.3 - Page 7

                      (b)           upon the reasonable request of the Investor, an adequate number of copies of the prospectuses to supply to any other party requiring such prospectuses; and

                      (c)           if agreed to by Securityholder on the signature page to this Agreement, the documents required to be delivered by the Company pursuant to this Agreement, except for the prospectus or preliminary prospectus required to be delivered pursuant to Section 4.1(d) herein, shall be delivered to the Investor in electronic form to the e-mail address provided by the Securityholder on the signature page of the Securities Exchange Agreement.

SECTION 7

MISCELLANEOUS PROVISIONS

           7.1           Governing Law.  This Agreement shall be governed by the laws of the State of Florida as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

7.2           Notice.  All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, by facsimile or e-mail (if agreed to by the Securityholder), or (B) if delivered from outside the United States, by international express courier, facsimile or e-mail (if agreed to by the Securityholder), and shall be deemed given (i) if delivered by first-class registered or certified mail, five business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, or (iv) if delivered by facsimile or e-mail, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a)             if to the Company, to:

nFinanSe Inc.
3923 Coconut Palm Drive, Suite 107
Tampa, FL 33619
Attn:  Raymond P. Springer, Chief Financial Officer

(b)             with a copy to:

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA  19103
Attention: Joanne R. Soslow, Esq.

EX 99.3 - Page 8

                      (c)           if to the Securityholder, at its mail or e-mail address on the signature pagehereto,or at such other address or addresses as may have been furnished tothe Company in writing.

           7.3           Counterparts.  This Agreement may be executed in counterparts, including facsimile counterparts, each of which shall be deemed an original, but all of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           7.4           Entire Agreement.  This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement.  There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or therein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such transactions.

           7.5           Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Securityholder; provided, however, the provisions of Section 4 may not be amended without the prior written consent of at least a majority in interest of the Registrable Shares.

           REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

EX 99.3 - Page 9

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement or have caused this Agreement to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

NFINANSE INC.	SECURITYHOLDER
By:	By:
Name:	Name:
Title:	Title:

Provide Notices to:

Address:

Email Address:

EX 99.3 - Page 10

Exhibit A

CERTIFICATE OF DESIGNATIONS, RIGHTS AND PREFERENCES

See attached.

EX 99.3 - Page 11

Exhibit B

CERTIFICATE OF SUBSEQUENT SALE

Transfer Agent Name
Transfer Agent Address
Transfer Agent Address

RE:	Sale of Shares of Common Stock of nFinanSe Inc. (the “Company”) pursuant to the Company’s prospectus dated _____________, 2008 (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all securities laws applicable to the undersigned, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Shareholder (the beneficial owner):_______________________________________

Record Holder (e.g., if held in name of nominee):__________________________________

Restricted Stock Certificate No.(s):______________________________________________

Number of Shares Sold:_______________________________________________________

Date of Sale:________________________________________________________________

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND.  Further, you should place a stop transfer on your records with regard to such certificate.

Very truly yours,
Dated:	By:
Print Name:
Title:

EX 99.3 - Page 12